UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2008

The Resourcing Solutions Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52740	83-0345237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7621 Little Ave., Suite 101, Charlotte, North Carolina	28226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 643-0676

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.02	Termination of Material Definitive Agreement

The Promissory Note (“Note”) from the Registrant to Tritent International Corporation, which was disclosed in the Registrant’s 8-K Report dated January 4, 2008, has been cancelled by the Registrant. Despite repeated assurances from by Tritent International, funds were never provided as called for by the Note. Consequently, the Registrant terminated the transaction effective January 14, 2008.

Tritent  has been informed that the Registrant may seek damages for breach of the funding commitment.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RESOURCING SOLUTIONS GROUP, INC.

Dated: January 14, 2008	By:	/s/ Gary Musselman
President and Chief Executive Officer